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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned directors and officers of McKesson HBOC, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Ivan D. Meyerson and Kristina Veaco his or her true and lawful attorney and agent, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, under the Securities Act of 1934, as amended, an annual report on Form 10-K, and thereafter to execute and file any and all amendments to such Form, whether filed prior or subsequent to the time such Form becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


/s/ Alfred C. Eckert III                        /s/ Gerald E. Mayo
-------------------------------------           ---------------------------
Alfred C. Eckert III, Director                  Gerald E. May, Director


/s/ Tully M. Friedman                           /s/ James V. Napier
-------------------------------------           ---------------------------
Tully M. Friedman, Director                     James V. Napier, Director


/s/ William R. Graber                           /s/ David S. Pottruck
-------------------------------------           ---------------------------
William R. Graber, Senior Vice President        David S. Pottruck, Director
and Chief Financial Officer

/s/ John H. Hammergren                          /s/ Carl E. Reichardt
-------------------------------------           ---------------------------
John H. Hammergren, Co-President,               Carl E. Reichardt, Director
Co-Chief Executive Officer and Director

/s/ Alton F. Irby III                           /s/ Alan Seelenfreund
-------------------------------------           ---------------------------
Alton F. Irby III, Director                     Alan Seelenfreund,
                                                Chairman of the Board

/s/ M. Christine Jacobs                         /s/ Jane E. Shaw
-------------------------------------           ---------------------------
M. Christine Jacobs, Director                   Jane E. Shaw, Director


/s/ David L. Mahoney                            /s/ Heidi E. Yodowitz
-------------------------------------           ---------------------------
David L. Mahoney, Co-President,                 Heidi E. Yodowitz, Senior Vice
Co-Chief Executive Officer and Director         President and Controller


Dated May 5, 2000